Investment Securities - Other Securities (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Investment Securities
FHLB stock	$ 5,512	$ 6,390
MIB stock	151	151
Equity securities with readily determinable fair values	12	10
Total other investment securities	$ 5,675	$ 6,551